UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 2, 2022
Date of Report (date of earliest event reported)

NIKE, Inc.
(Exact name of registrant as specified in its charter)

Oregon	1-10635	93-0584541
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

ONE BOWERMAN DRIVE
BEAVERTON, OR 97005-6453
(Address of principal executive offices and zip code)

(503) 671-6453
Registrant's telephone number, including area code

NO CHANGE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class B Common Stock	NKE	New York Stock Exchange
(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 5, 2022, NIKE, Inc. (the “Company” or “NIKE”) announced the appointment of Johanna Nielsen to succeed Chris Abston as NIKE’s principal accounting officer, effective October 7, 2022. Mr. Abston notified the Company on May 2, 2022, of his intention to retire from his position as Corporate Controller effective October 6, 2022.

Ms. Nielsen, 44, joined NIKE in 2017 as Senior Director of Finance, Strategy and Operations within NIKE’s Controlling function. In 2019 she was appointed Vice President of Finance Functional Strategy and Operations, delivering critical strategic support and leadership to the Finance function. Currently, Ms. Nielsen leads the business initiative supporting the global implementation of NIKE’s enterprise resource planning system as Vice President of Strategic Enterprise Capabilities, and she will become Vice President of Controlling effective May 9, 2022. Prior to joining NIKE, Ms. Nielsen gained extensive professional experience in audit, public accounting and corporate transaction services through leadership positions at several companies including Deloitte, Citrin Cooperman and Grant Thornton, with both domestic and international experience.

In connection with Ms. Nielsen’s new role as Vice President of Controlling and appointment as NIKE’s next principal accounting officer, effective May 9, 2022, she will receive an annual base salary of $425,000, a target annual bonus opportunity of 50% of her annual base salary, and a target annual long-term incentive award opportunity of $200,000. She will also be eligible for an annual grant of stock options and restricted stock units, which will be determined in accordance with our ordinary practice for similarly situated Vice Presidents.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIKE, Inc. (Registrant)

Date:	May 5, 2022	By:	/s/ Matthew Friend
Matthew Friend
Executive Vice President and Chief Financial Officer